Exhibit 99.2

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

SAFE HARBOR CAUTIONARY STATEMENT

This Form 8-K and/or press release attached to this Form 8-K contain statements that are not based on historical facts and represent forward-looking statements, as this term is defined in the Private Securities Litigation Reform Act of 1995.  All statements, other than statements of historical facts, that address activities, events or developments that U.S. Cellular intends, expects, projects, believes, estimates, plans or anticipates will or may occur in the future are forward-looking statements.  The words “believes,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “projects” and similar expressions are intended to identify these forward-looking statements, but are not the exclusive means of identifying them. Such forward‑looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, events or developments to be significantly different from any future results, events or developments expressed or implied by such forward‑looking statements.  Such risks, uncertainties and other factors include those set forth below, as more fully discussed under “Risk Factors” in the most recent filing of U.S. Cellular’s Form 10-K, as updated by any U.S. Cellular Form 10-Q filed subsequent to such Form 10-K.  However, such factors are not necessarily all of the important factors that could cause actual results, performance or achievements to differ materially from those expressed in, or implied by, the forward-looking statements contained in this document.  Other unknown or unpredictable factors also could have material adverse effects on future results, performance or achievements.  U.S. Cellular undertakes no obligation to update publicly any forward-looking statements whether as a result of new information, future events or otherwise.   You should carefully consider the Risk Factors in the most recent filing of U.S. Cellular’s Form 10-K, as updated by any U.S. Cellular Form 10-Q filed subsequent to such Form 10-K, the following factors and other information contained in, or incorporated by reference into, this Form 8-K and/or press release attached to this Form 8-K to understand the material risks relating to U.S. Cellular’s business.

  Intense competition in the markets in which U.S. Cellular operates could adversely affect U.S. Cellular’s revenues or increase its costs to compete.
  A failure by U.S. Cellular to successfully execute its business strategy (including planned acquisitions, spectrum acquisitions, divestitures and exchanges) or allocate resources or capital could have an adverse effect on U.S. Cellular’s business, financial condition or results of operations.
  Uncertainty in U.S. Cellular’s future cash flow and liquidity or in the ability to access capital, deterioration in the capital markets, other changes in U.S. Cellular’s performance or market conditions, changes in U.S. Cellular’s credit ratings or other factors could limit or restrict the availability of financing on terms and prices acceptable to U.S. Cellular, which could require U.S. Cellular to reduce its construction, development or acquisition programs, reduce the acquisition of spectrum licenses, and/or reduce or cease share repurchases.
  U.S. Cellular has a significant amount of indebtedness which could adversely affect its financial performance and in turn adversely affect its ability to make payments on its indebtedness, comply with terms of debt covenants and incur additional debt.
  Changes in roaming practices or other factors could cause U.S. Cellular's roaming revenues to decline from current levels, roaming expenses to increase from current levels and/or impact U.S. Cellular's ability to service its customers in geographic areas where U.S. Cellular does not have its own network, which could have an adverse effect on U.S. Cellular's business, financial condition or results of operations.
  A failure by U.S. Cellular to obtain access to adequate radio spectrum to meet current or anticipated future needs and/or to accurately predict future needs for radio spectrum could have an adverse effect on U.S. Cellular’s business, financial condition or results of operations.
  To the extent conducted by the FCC, U.S. Cellular may participate in FCC auctions of additional spectrum in the future directly or indirectly and, during certain periods, will be subject to the FCC’s anti-collusion rules, which could have an adverse effect on U.S. Cellular.
  Changes in the regulatory environment or a failure by U.S. Cellular to timely or fully comply with any applicable regulatory requirements could adversely affect U.S. Cellular’s business, financial condition or results of operations.
  An inability to attract people of outstanding potential, to develop their potential through education and assignments, and to retain them by keeping them engaged, challenged and properly rewarded could have an adverse effect on U.S. Cellular's business, financial condition or results of operations.
  U.S. Cellular’s assets are concentrated in the U.S. wireless telecommunications industry. Consequently, its operating results may fluctuate based on factors related primarily to conditions in this industry.
  U.S. Cellular’s smaller scale relative to larger competitors that may have much greater financial and other resources than U.S. Cellular could cause U.S. Cellular to be unable to compete successfully, which could adversely affect its business, financial condition or results of operations.

  Changes in various business factors, including changes in demand, customer preferences and perceptions, price competition, churn from customer switching activity and other factors, could have an adverse effect on U.S. Cellular’s business, financial condition or results of operations.
  Advances or changes in technology could render certain technologies used by U.S. Cellular obsolete, could put U.S. Cellular at a competitive disadvantage, could reduce U.S. Cellular’s revenues or could increase its costs of doing business.
  Complexities associated with deploying new technologies present substantial risk and U.S. Cellular investments in unproven technologies may not produce the benefits that U.S. Cellular expects.
  U.S. Cellular receives regulatory support and is subject to numerous surcharges and fees from federal, state and local governments, and the applicability and the amount of the support and fees are subject to great uncertainty.
  Performance under device purchase agreements could have a material adverse impact on U.S. Cellular's business, financial condition or results of operations.
  Changes in U.S. Cellular’s enterprise value, changes in the market supply or demand for wireless licenses, adverse developments in the business or the industry in which U.S. Cellular is involved and/or other factors could require U.S. Cellular to recognize impairments in the carrying value of its licenses, goodwill and/or physical assets.
  Costs, integration problems or other factors associated with acquisitions, divestitures or exchanges of properties or licenses and/or expansion of U.S. Cellular’s business could have an adverse effect on U.S. Cellular’s business, financial condition or results of operations.
  U.S. Cellular offers customers the option to purchase certain devices under installment contracts which, compared to fixed-term service contracts, includes risks that U.S. Cellular may possibly incur greater churn, lower cash flows, increased costs and/or increased bad debts expense due to differences in contract terms, which could have an adverse impact on U.S. Cellular’s financial condition or results of operations.
  A failure by U.S. Cellular to complete significant network construction and systems implementation activities as part of its plans to improve the quality, coverage, capabilities and capacity of its network, support and other systems and infrastructure could have an adverse effect on its operations.
  Difficulties involving third parties with which U.S. Cellular does business, including changes in U.S. Cellular's relationships with or financial or operational difficulties of key suppliers or independent agents and third party national retailers who market U.S. Cellular’s services, could adversely affect U.S. Cellular’s business, financial condition or results of operations.
  U.S. Cellular has significant investments in entities that it does not control.  Losses in the value of such investments could have an adverse effect on U.S. Cellular’s financial condition or results of operations.
  A failure by U.S. Cellular to maintain flexible and capable telecommunication networks or information technology, or a material disruption thereof, could have an adverse effect on U.S. Cellular’s business, financial condition or results of operations.
  U.S. Cellular has experienced and, in the future, expects to experience cyber-attacks or other breaches of network or information technology security of varying degrees on a regular basis, which could have an adverse effect on U.S. Cellular's business, financial condition or results of operations.
  The market price of U.S. Cellular’s Common Shares is subject to fluctuations due to a variety of factors.
  Changes in facts or circumstances, including new or additional information, could require U.S. Cellular to record charges in excess of amounts accrued in the financial statements, which could have an adverse effect on U.S. Cellular’s business, financial condition or results of operations.
  Disruption in credit or other financial markets, a deterioration of U.S. or global economic conditions or other events could, among other things, impede U.S. Cellular’s access to or increase the cost of financing its operating and investment activities and/or result in reduced revenues and lower operating income and cash flows, which would have an adverse effect on U.S. Cellular’s business, financial condition or results of operations.
  Settlements, judgments, restraints on its current or future manner of doing business and/or legal costs resulting from pending and future litigation could have an adverse effect on U.S. Cellular’s business, financial condition or results of operations.
  The possible development of adverse precedent in litigation or conclusions in professional studies to the effect that radio frequency emissions from wireless devices and/or cell sites cause harmful health consequences, including cancer or tumors, or may interfere with various electronic medical devices such as pacemakers, could have an adverse effect on U.S. Cellular’s business, financial condition or results of operations.

  Claims of infringement of intellectual property and proprietary rights of others, primarily involving patent infringement claims, could prevent U.S. Cellular from using necessary technology to provide products or services or subject U.S. Cellular to expensive intellectual property litigation or monetary penalties, which could have an adverse effect on U.S. Cellular’s business, financial condition or results of operations.
  There are potential conflicts of interests between TDS and U.S. Cellular.
  Certain matters, such as control by TDS and provisions in the U.S. Cellular Restated Certificate of Incorporation, may serve to discourage or make more difficult a change in control of U.S. Cellular.
  Any of the foregoing events or other events could cause revenues, earnings, capital expenditures and/or any other financial or statistical information to vary from U.S. Cellular’s forward-looking estimates by a material amount.